Exhibit 1.1
BitGo Holdings, Inc.
Class A Common Stock
____________________________
Underwriting Agreement
[●], 2025
Goldman Sachs & Co. LLC,
As representative (the “Representative”) of the several Underwriters named in Schedule I hereto,
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
Ladies and Gentlemen:
BitGo Holdings, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [●] shares and, at the election of the Underwriters, up to [●] additional shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of the Company and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated in this Agreement, to sell to the Underwriters an aggregate of [●] shares. The aggregate of [●] shares to be sold by the Company and the Selling Stockholders is herein called the “Firm Shares” and the [●] additional shares to be sold by the Company is herein called the “Optional Shares”. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”.
Goldman Sachs & Co. LLC (the “Directed Share Underwriter”) has agreed to reserve up to [●] Shares to be purchased by it under this Agreement for sale (the “Directed Share Program”) at the direction of the Company to certain parties related to the Company (collectively, “Participants”). The Shares to be sold by the Directed Share Underwriter pursuant to the Directed Share Program are hereinafter called the “Directed Shares.” Any Directed Shares not confirmed for purchase by the deadline established therefor by the Directed Share Underwriter in consultation with the Company will be offered to the public by the Underwriters as set forth in the Prospectus (as defined below).
1.    (A) The Company represents and warrants to, and agrees with, each of the Underwriters that:
(a)    A registration statement on Form S-1 (File No. 333-[●]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representative, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(A)(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);
(b)    (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement) or any Selling Stockholder Information (as defined in Section 1(B)(f) of this Agreement);
(c)    For the purposes of this Agreement, the “Applicable Time” is [●] [am/pm] (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4 of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;
(d)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;
(e)    Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except in each case as described in the Pricing Prospectus and the Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise or settlement, if any, of stock options or restricted stock units (including any “net” or “cashless” exercises or settlements) or the award, if any, of stock options, restricted stock units, or other equity awards, in each case in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (ii) the repurchase of shares of capital stock upon or following termination of a holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, or (iii) the issuance, if any, of shares of capital stock of the Company upon exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;
(f)    The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them (other than with respect to Company Intellectual Property (as defined below, which is addressed exclusively in Section 1(A)(z)), in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
(g)    Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization (to the extent such concept is applicable), with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction (to the extent such concept is applicable) in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act), if any, of the Company has been listed in Exhibit 21.1 to the Registration Statement;
(h)    The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders, have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued and outstanding shares of capital stock of each of subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Prospectus and the Prospectus;
(i)    The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, in each case other than rights that have been complied with or waived in writing as of the date of this Agreement;
(j)    The unissued Firm Shares issuable upon the exercise of options (the “Options”) to be exercised by certain of the Selling Stockholders (the “Optionholders”) have been duly authorized by the Company and validly reserved for issuance, and at the time of delivery to the Underwriters with respect to such Firm Shares, such Firm Shares will be issued and delivered in accordance with the provisions of the Stock Option Agreements between the Company and such Selling Stockholders pursuant to which such Options were granted (the “Option Agreements”) and will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Pricing Prospectus and the Prospectus.
(k)    The Options were duly authorized and issued pursuant to the Option Agreements and constitute valid and binding obligations of the Company and the Optionholders are entitled to the benefits provided by the Option Agreements; the Option Agreements were duly authorized, executed and delivered and constitute valid and legally binding agreements enforceable against the Company in accordance with their terms; and the Options and the Option Agreements conform to the descriptions thereof contained in the Pricing Prospectus and the Prospectus.
(l)    The issue and sale of the Shares to be sold by the Company and the execution, delivery and compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except, in the case of clauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or regulatory body is required for the issue and sale of the Shares to be sold by the Company or the consummation by the Company of the transactions contemplated by this Agreement or the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, the approval for listing on the New York Stock Exchange (the “Exchange”) and such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;
(m)    Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(n)    The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, under the caption “Material U.S. Federal Income Tax Considerations for Non-U.S. Holders of Our Class A Common Stock,” and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or Selling Stockholder Information;
(o)    Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus;
(p)    The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
(q)    At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;
(r)    Crowe LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;
(s)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), as of an earlier date than it would otherwise be required to so comply under applicable law);
(t)    Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;
(u)    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
(v)    This Agreement has been duly authorized, executed and delivered by the Company;
(w)    Except as have been waived or complied with in connection with the issuance and sale of the Shares contemplated hereby or as described in each of the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;
(x)    Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;
(y)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the applicable anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;
(z)    Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company nor any of its subsidiaries is knowingly engaged in, or has, at any time since April 24, 2019, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;
(aa)    The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply, in all material respects, with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;
(bb)    Except as described in the Pricing Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries (i) own, license or otherwise have adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, domain names, copyrights, and registrations and applications thereof, software, systems and technology, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and all other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them or as described in the Pricing Prospectus and the Prospectus to be operated by them (as owned or possessed by the Company or any of its subsidiaries, “Company Intellectual Property”); (ii) do not, through or in connection with the conduct of their respective businesses, infringe, violate or conflict with any Intellectual Property rights of others (iii) have not received any written notice of any claim of infringement or other violation or conflict with the Intellectual Property of others; and (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property of the Company or any of its subsidiaries. All employees and contractors engaged in the development of material Intellectual Property of the Company and its subsidiaries have executed an invention assignment agreement or agreement with similar assignment provisions whereby such employees or contractors presently assign all their right, title and interest in and to such Intellectual Property to the Company or the applicable subsidiary. The Company and its subsidiaries have taken commercially reasonable efforts necessary to maintain the confidentiality of all Intellectual Property material to the Company;
(cc)    Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries use and have used software and other materials distributed under a “free,” “open source,” or similar licensing model (including, but not limited to, the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software and (ii) neither the Company nor any of its subsidiaries has used or distributed any Open Source Software in a manner that requires or has required (x) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries or (y) any software code or other technology owned by the Company or any of its subsidiaries, to be disclosed or distributed in source code form, licensed for the purpose of making derivative works or redistributed at no charge;

(dd)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own or have a valid right to access and use all information technology assets and equipment used in connection with the business of the Company and its subsidiaries as currently conducted, including information technology computers, systems, networks, hardware, software, websites, applications, data and databases (collectively, “IT Systems”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ IT Systems (i) are adequate in capacity and operation for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted (ii) have not malfunctioned or failed, and (iii) to the Company’s knowledge, are free and clear of all material bugs, errors, defects, corruptants, Trojan horses, time bombs, back doors, drop dead devices, malware and other harmful code, including software or hardware code components, that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems and data stored thereon. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries have implemented and maintained commercially reasonable technical controls, policies, procedures, and safeguards consistent with applicable regulatory standards and customary industry practices (including, without limitation, implementing and monitoring compliance with reasonable measures with respect to technical and physical security) designed to maintain and protect the integrity, continuous operation, redundancy and security of all IT Systems and all information that is considered “personal”, “personally identifiable”, “sensitive”, (“Personal Data”) and confidential data in the possession or otherwise in the control of the Company or its subsidiaries and used, gathered or accessed in connection with their businesses, and there have been no known breaches, violations, or unauthorized uses of or accesses to the IT Systems that resulted in any compromise to the Personal Data or the foregoing confidential information, except for those that have been remedied without cost or liability or the duty to notify any other person; (ii) the Company and its subsidiaries have complied with and are presently in compliance with (1) all applicable laws or statutes, (2) all applicable judgments, orders, and rulings of any court or arbitrator or governmental or regulatory authority, and (3) and all of the Company’s and its subsidiaries’ internal written policies and contractual obligations, in the case of each of clause (1) through (3), relating to the privacy and security of IT Systems and the privacy and protection of Personal Data and to the protection of such IT Systems and Personal Data from loss, unauthorized use, access, misappropriation, modification and other misuse; and (iii) the Company and its subsidiaries have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and generally accepted industry practices applicable to similarly situated entities as the Company;
(ee)    No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;
(ff)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;
(gg)    There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications (it being understood that this clause shall not require the Company to comply with any provision of the Sarbanes-Oxley Act as of an earlier date than it would otherwise be required to so comply under applicable law);
(hh)    For the five (5) calendar years preceding the date hereof, neither the Company nor any of its affiliates has taken, or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;
(ii)    (i) The Company and its subsidiaries are and have been in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”) and have not received any written notice alleging it has any liability under or has violated any Environmental Laws, and; (ii) to the knowledge of the Company, there are no other costs or liabilities associated with Environmental Laws relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(jj)    The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;
(kk)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated postretirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year;
(ll)    The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged and as required by law;

(mm)    The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, singly or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any unpaid tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect;
(nn)    The Company is not, and has not been, a “United States real property holding corporation” as defined in Section 897(c)(2) of Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;
(oo)    The Company and its subsidiaries, as applicable, are duly registered to the extent required with all applicable state, federal and other governmental authorities under Money Transmitter Laws and Virtual Currency Business Laws in the United States and any other applicable non-U.S. jurisdictions relating to licensing or registration for their activities. The operations of the Company and its subsidiaries have been conducted in material compliance with all requirements under applicable Money Transmitter Laws and Virtual Currency Business Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are not subject to any enforcement actions, regulatory inquiries and investigations, threatened, ongoing, or settled enforcement, cautionary or other disciplinary matters, complaints or correspondence discussing actual or potential liabilities, requests for information, citations or notices of violation, and any significant proceedings before any governmental authority regarding its money transmitter or virtual currency business. For purposes of this paragraph, (1) “Money Transmitter Laws” means all legal or regulatory requirements relating to the licensing or registration of a person that provides services relating to the acceptance of currency, funds, or other value that substitutes for currency from one person and the transmission of currency, funds, or other value that substitutes for currency to another location or person by any means, including through a financial agency or institution, a Federal Reserve Bank or other facility of one or more Federal Reserve Banks, the Board of Governors of the Federal Reserve System, or both, an electronic funds transfer network or an informal value transfer system, or any other person engaged in the transfer of funds; and (2) “Virtual Currency Business Laws” means all legal or regulatory requirements that may be enforced by any governmental authority for activities involving virtual currency, including, but not limited to, (i) receiving virtual currency for transmission or transmitting virtual currency, (ii) storing, holding, or maintaining custody or control of virtual currency on behalf of others, (iii) buying and selling virtual currency, (iv) performing exchange services or (v) controlling, administering or issuing a virtual currency; and
(pp)    Other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, all holders of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that have not delivered executed lock-up agreements to the Representative as of the date hereof are bound by market standoff provisions with the Company pursuant to which such holders have agreed not to, upon request by the Company, offer, sell, contract to sell or otherwise transfer or dispose of such holder’s securities during the Lock-Up Period (as defined below) without the consent of the Company (“Market Standoff Provisions”) that are enforceable by the Company. Each such Market Standoff Provision is in full force and effect as of the date hereof and shall remain in full force and effect during the Lock-Up Period upon request by the Company, except that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities which would be permissible if such securities were subject to the terms of the lock-up agreement in the form attached as Annex I hereto.
(qq)    Neither the Company nor any of its subsidiaries is a “covered foreign person”, as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a “covered activity”, as that term is defined in in 31 C.F.R. § 850.208 (“Covered Activity”). The Company does not have any joint ventures that engages in or plans to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to  direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.
(rr)    The Registration Statement, the Pricing Disclosure Package and the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectuses and any Written Testing-the-Waters Communication comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package, the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and any Written Testing-the-Waters Communication, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program;
(ss)    No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States;
(tt)    The Company has specifically directed in writing the allocation of Shares to each Participant in the Directed Share Program, and neither the Directed Share Underwriter nor any other Underwriter has had any involvement or influence, directly or indirectly, in such allocation decision.
(uu)    The Company has not offered, or caused the Directed Share Underwriter or its affiliates to offer, Shares to any person pursuant to the Directed Share Program (i) for any consideration other than the cash payment of the initial public offering price per share set forth in Schedule III hereof or (ii) with the specific intent to unlawfully influence (x) a customer or supplier of the Company to alter the customer or supplier's terms, level or type of business with the Company or (y) a trade journalist or publication to write or publish favorable information about the Company or its products.
(B) Each of the Selling Stockholders severally, and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:
(a)    All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement (as each is defined below), and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained, except (i) for the registration under the Act of the Shares, (ii) such consents, approvals, authorizations and orders as may be required under state or non-US securities or blue sky laws, the rules and regulations of FINRA or the approval for listing on the Exchange and (iii) such consents, approvals, authorizations and orders as have already been obtained, made or waived or will be obtained prior to the purchase and distribution of the Shares by the Underwriters; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
(b)    The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, or (B) result in any violation of (i) the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership (or similar applicable organizational document) or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any property or assets of such Selling Stockholder , except, in the case of clauses (A) and (B)(ii), for such conflicts, defaults, breaches or violations that would not reasonably be expected to have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Power of Attorney and the Custody Agreement and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or non-US laws, the rules and regulations of FINRA or the listing on the Exchange in connection with the purchase and distribution of the Shares by the Underwriters and such consents, approvals, authorizations, orders, registrations or qualifications that have already been obtained, made or waived in connection with the purchase and distribution of the Shares by the Underwriters;
(c)    Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
(d)    On or prior to the date of the Pricing Prospectus, such Selling Stockholder has executed and delivered to the Underwriters an agreement substantially in the form of Annex I hereto.
(e)    Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
(f)    To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with such Selling Stockholder’s Selling Stockholder Information (as defined below), such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that for purposes of this Agreement, the “Selling Stockholder Information” with respect to each Selling Stockholder shall refer only to written information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Pricing Prospectus, the Prospectus or any amendments or supplements thereto, it being understood and agreed that the only information furnished by such Selling Stockholder consists of the name of such Selling Stockholder, the number of offered shares and the address and other information of such Selling Stockholder which appear in the Registration Statement, Pricing Prospectus or any Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (with respect to each Selling Stockholder, the “Selling Stockholder Information”);
(g)    In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the Representative prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 or Form W-8, as applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
(h)    In the case of a Selling Stockholder who is not a U.S. person for U.S. federal income tax purposes, no stamp, registration, documentary, capital, issuance, transfer or other similar taxes or duties (“Stamp Taxes”) are payable by or on behalf of the Underwriters in any jurisdiction in which the Company or a Selling Stockholder, as applicable, is organized or incorporated, engaged in business for tax purposes or otherwise resident for tax purposes or has a permanent establishment, or any political subdivision of any of the foregoing having the power to tax in connection with (i) the delivery by such Selling Stockholder of the Shares, (ii) the purchase by the Underwriters of the Shares from such Selling Stockholder in the manner contemplated by this Agreement, and (iii) the initial resale and delivery by the Underwriters of the Shares purchased from such Selling Stockholder in the manner contemplated by this Agreement and the Prospectus;
(i)    To the extent such Selling Stockholder is not a U.S. person for U.S. federal income tax purposes, all sums payable by such Selling Stockholder under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case such Selling Stockholder shall pay such additional amount as will result in the receipt by the Underwriters of the full amount that would have been received had no deduction or withholding been made;
(j)    All sums payable to an Underwriter by any Selling Stockholder who is not a U.S. person for U.S. federal income tax purposes shall be considered exclusive of any value added or similar taxes. If such Selling Stockholder is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, such Selling Stockholder shall, in addition to the sum payable hereunder, pay an amount equal to any applicable value added or similar tax;
(k)    Certificates in negotiable form or book-entry securities entitlements representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Representative (the “Custody Agreement”), duly executed and delivered by or on behalf of such Selling Stockholder to Equiniti Trust Company, LLC, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Representative (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;
(l)    The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;
(m)    Such Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any Anti-Corruption Laws;

(n)    Such Selling Stockholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement; and
(o)    Such Selling Stockholder, if organized or domiciled in a jurisdiction outside of the United States, has the power to submit, and pursuant to Section 18 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of the U.S. federal and New York state courts in The City and County of New York in any suit or proceeding arising out of or relating to this Agreement, the Custody Agreement or the transactions contemplated hereby.
2.    Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to issue (solely in the case of the Company) and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $[●], the number of Firm Shares (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
The Company hereby grants to the Underwriters the right to purchase at their election up to [●] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
3.    Upon the authorization by the Representative of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.
4.    The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian to the Representative at least forty-eight hours in advance. The Company and the Selling Stockholders will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [●], 2025 or such other time and date as the Representative, the Company and the Attorneys-in-Fact may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representative, the Company and the Attorneys-in-Fact may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Cravath, Swaine & Moore LLP, 375 Ninth Avenue, New York, New York 10001 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [●] p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
5.    The Company agrees with each of the Underwriters:
(a)    To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;
(b)    Promptly from time to time to take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required), to subject itself to taxation for doing business in any jurisdiction in which it was not otherwise subject to taxation or to file a general consent to service of process in any jurisdiction (where not otherwise required);
(c)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed by the Company and the Representative) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representative may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representative and upon the Representative’s request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representative’s request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
(d)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
(e)    (1) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the Representative’s prior written consent, provided, however, that the foregoing restrictions shall not apply to (i) Shares to be sold hereunder (including the Directed Shares), (ii) stock options, stock awards, restricted stock, restricted stock units or other equity awards, and the issuance of shares of Common Stock with respect thereto or upon the exercise, vesting or settlement thereof (including any “early,” “net” or “cashless” exercises or settlements, pursuant to the terms of the Company’s equity plans described in the Pricing Prospectus and the Prospectus, (iii) the issuance by the Company of shares of Common Stock upon the exchange or conversion of shares of Class B common stock, $0.0001 par value per share (“Class B Common Stock”), (iv) the issuance by the Company of shares of Common Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock in connection with (x) the acquisition by the Company or any of its subsidiaries of the securities, businesses, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such benefit plan, or (y) the Company’s joint ventures, commercial relationships and other strategic relationships, or (v) the filing of any registration statement on Form S-8 relating to the securities granted or to be granted pursuant to (a) the Company’s equity plans that are described in the Pricing Prospectus and Prospectus or (b) any assumed employee benefit plan contemplated by clause (iv); provided further, that in the case of clauses (ii) and (iii), the Company shall cause each recipient of such securities to execute and deliver to the Representative, on or prior to the issuance of such securities, a lock-up letter in substantially the form attached as Annex I hereto and enter stop transfer instructions with the Company’s transfer agent and registrar on such securities or otherwise provide that the issued securities are subject to Market Standoff Provisions, which in either case, the Company agrees it will not waive or amend, without the prior written consent of the Representative; and provided further, that the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue pursuant to clause (iv) shall not exceed 7.5% of the total number of shares of Common Stock and Class B Common Stock of the Company outstanding immediately following the issuance of the Shares contemplated by this Agreement;
(2) If Goldman Sachs & Co. LLC, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 8(j) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver.
(f)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, provided that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent that they are available on EDGAR;
(g)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representative copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representative (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that no reports, documents or other information need to be furnished pursuant to this Section 5(g) to the extent that they are available on EDGAR;
(h)    To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;
(i)    To use its reasonable best efforts to list for trading, subject to notice of issuance, the Shares on the Exchange;
(j)    To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
(k)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a);
(l)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be non-exclusive and used solely for the purpose described above, is granted without any fee and may not be assigned, sublicensed or transferred; and

(m)    During the Lock-up Period, except as would be permissible under the terms of the lock-up agreement substantially in the form of Annex I without any consent, waiver or amendment, to (i) enforce all, and not release or waive, the Market Standoff Provisions and any similar transfer restriction contained in any agreement between the Company and any of its security holders that have not delivered executed lock-up agreements to the Representative as of the date hereof without the prior written consent of the Representative, which shall not be unreasonably withheld or delayed, and (ii) take all reasonable steps to ensure that the provisions referred to in the foregoing clause (i) are given full effect, including, but not limited to, imposing stop-transfer instructions with respect to the shares of Common Stock or other securities of the Company that are subject to such Market Standoff Provisions during such period.
(n)    If any Selling Stockholder is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to the Representative, (i) prior to or at the First Time of Delivery, a properly completed and duly executed certificate that the Company is not, and has not been at any time during the five-year period ending on the date of such certificate, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, dated not more than thirty (30) days prior to the First Time of Delivery in form and substance as required by U.S. Treasury Regulations Section 1.1445-2(c), and (ii) within thirty (30) days following the First Time of Delivery, proof of delivery to the U.S. Internal Revenue Service (“IRS”) of the required notice, as described in U.S. Treasury Regulations Section 1.897-2(h)(2), in each case, in form and substance reasonably acceptable to such Underwriter.
(o)    To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
6.    (a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule III(a) hereto;
(b)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;
(c)    The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;
(d)    The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representative that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and
(e)    Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.
7.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any roadshow or Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, which fees shall not exceed $5,000; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (such reasonable and documented fees and expenses of counsel for the Underwriters under clauses (iii) and (v) not to exceed $35,000 in the aggregate (vi) any fees and disbursements of up to one counsel for the Selling Stockholders and (vii) all other reasonable costs and expenses incident to the performance of its and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section. Each of the Selling Stockholders covenants and agrees with one another and with the several Underwriters that such Selling Stockholder will pay or cause to be paid all other costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder with respect to (a) any fees and expenses of counsel for such Selling Stockholder not otherwise paid for by the Company and (b) all out-of-pocket expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In addition, the Company shall pay or cause to be paid all fees and disbursements of counsel for the Underwriters in connection with the Directed Share Program not to exceed $30,000 and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, lodging, travel and meal expenses in connection with any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make, and the Underwriters will be responsible for 50% of the cost of any chartered plane, jet, private aircraft or other transportation chartered in connection with any roadshow presentation to investors undertaken in connection with the offering of the Shares hereunder (it being understood that the use of any chartered plane, jet or private aircraft shall expressly be approved by the Company and the Representative).
8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:
(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration

Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction;
(b)    Cravath, Swaine & Moore LLP, counsel for the Underwriters, shall have furnished to the Representative such written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(c)    Fenwick & West LLP, counsel for the Company, shall have furnished to the Representative their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative;
(d)    The respective counsel for each of the Selling Stockholders, as indicated in Schedule II hereto, each shall have furnished to the Representative their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to the Representative;
(e)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Crowe LLP shall have furnished to the Representative a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representative.
(f)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the Company shall have furnished to the Representative a certificate or certificates, dated the respective dates of delivery thereof, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative;
(g)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (A) the grant, exercise, settlement or vesting (including any “net” or cashless” exercises or settlements) of stock options or the award of stock options, restricted stock units or restricted stock or other awards in the ordinary course of business, in each case pursuant to the Company’s equity plans described in the Pricing Prospectus and Prospectus or as otherwise described in the Pricing Prospectus and Prospectus; (B) the repurchase of shares of capital stock upon termination of a holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company; or (C) the issuance, if any, of capital stock upon exercise or conversion of the Company’s securities as described in the Pricing Prospectus and Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representative’s judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(h)    On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;
(i)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the Nasdaq Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representative’s judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(j)    The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;
(k)    The Company shall have obtained and delivered to the Underwriters executed copies of a lock-up agreement from each officer, director, and stockholder of the Company listed on Schedule IV hereto, substantially to the effect set forth in Annex I hereto in form and substance satisfactory to the Representative;
(l)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and
(m)    The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates of officers of the Company and an Attorney-in-Fact on behalf of the Selling Stockholders, respectively, satisfactory to the Representative as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as the Representative may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 8.
9.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any documented out-of-pocket legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information.
(b)    Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Selling Stockholder Information of such Selling Stockholder; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or any roadshow or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) of the Shares sold by such Selling Stockholder under this Agreement (with respect to each Selling Stockholder, the “Selling Stockholder Proceeds”) less any amounts such Selling Stockholder actually pays pursuant to contribution provisions of Section 9(e) below.
(c)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representative expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fifth paragraph under the caption “Underwriting,” and the information contained in the seventeenth, eighteenth and nineteenth paragraphs under the caption “Underwriting.”
(d)    Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and upon request of the indemnified party, retain counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), to represent the indemnified party and any others entitled to indemnification pursuant to this Section, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding where the indemnifying party has so elected to assume the defense of such action brought against the indemnified party in accordance with the immediately preceding sentence, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named party parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(e)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) of this Section 9 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the

Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The liability of each Selling Stockholder under this Section 11(e) is several and not joint and shall be limited to the aggregate public offering price (less underwriting discounts and commissions but before deducting expenses) of the Shares sold by such Selling Stockholder under this Agreement and reduced by any amounts such Selling Stockholder actually pays pursuant to Section 9(b) above.
(f)    The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.
(g)
(i) The Company will indemnify and hold harmless the Directed Share Underwriter against any losses, claims, damages and liabilities to which the Directed Share Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) (x) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (y) arise out of or are based upon the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase, or (z) are related to, arise out of or are in connection with the Directed Share Program, and will reimburse the Directed Share Underwriter for any legal or other expenses reasonably incurred by the Directed Share Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that with respect to clauses (y) and (z) above, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability is finally judicially determined to have resulted from the bad faith or gross negligence of the Directed Share Underwriter.
(ii) Promptly after receipt by the Directed Share Underwriter of notice of the commencement of any action, the Directed Share Underwriter shall, if a claim in respect thereof is to be made against the Company, notify the Company in writing of the commencement thereof; provided that the failure to notify the Company shall not relieve the Company from any liability that it may have under the preceding paragraph of this Section 9(g) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Company shall not relieve it from any liability that it may have to the Directed Share Underwriter otherwise than under the preceding paragraph of this Section 9(g). In case any such action shall be brought against the Directed Share Underwriter and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to the Directed Share Underwriter (who shall not, except with the consent of the Directed Share Underwriter, be counsel to the Company), and, after notice from the Company to the Directed Share Underwriter of its election so to assume the defense thereof, the Company shall not be liable to the Directed Share Underwriter under this subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the Directed Share Underwriter, in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the written consent of the Directed Share Underwriter, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Directed Share Underwriter is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of the Directed Share Underwriter from all liability arising out of such action or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Directed Share Underwriter.
(iii) If the indemnification provided for in this Section 9(g) is unavailable to or insufficient to hold harmless the Directed Share Underwriter under Section 9(g)(i) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by the Directed Share Underwriter as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Directed Share Underwriter on the other from the offering of the Directed Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by the Directed Share Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Directed Share Underwriter on the other in connection with any statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Directed Share Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Directed Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Directed Share Underwriter for the Directed Shares. If the loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Directed Share Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Directed Share Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9(g)(iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(g)(iii). The amount paid or payable by the Directed Share Underwriter as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(g)(iii) shall be deemed to include any legal or other expenses reasonably incurred by the Directed Share Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(g)(iii), the Directed Share Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares sold by it and distributed to the Participants exceeds the amount of any damages which the Directed Share Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iv) The obligations of the Company under this Section 9(g) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Directed Share Underwriter and each person, if any, who controls the Directed Share Underwriter within the meaning of the Act and each broker-dealer or other affiliate of the Directed Share Underwriter.
10.    (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company and the Selling Stockholders that it has so arranged for the purchase of such Shares, or the Company or a Selling Stockholder notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representative’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.    The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

12.    If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than those set forth in clauses (i), (iii), (iv) or (v) of Section 8(i)), any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through the Representative for all reasonably incurred and documented out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.
13.    In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative; and in all dealings with any Selling Stockholder hereunder, the Representative and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to each of the Attorneys-in-Fact named in the Power of Attorney, c/o the Company at the address set forth on the cover of the Registration Statement, Attention: Chief Legal Officer, with a copy, which shall not constitute notice, to Whalen LLP, 4701 Von Karman Avenue, Suite 325, Newport Beach, California 92660; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer, with a copy, which shall not constitute notice, to Fenwick & West LLP, 555 California Street #12, San Francisco, California 94104, Attention: Michael Brown, Ran Ben-Tzur and Michael Pilo; and if to any stockholder that has delivered a lock-up letter described in Section 8(j) hereof shall be delivered or sent by mail to his or her respective address provided in Schedule IV hereto or such other address as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by the Representative on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
15.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
16.    The Company and the Selling Stockholders acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and each Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.
17.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.
18.    This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company and each Selling Stockholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Selling Stockholder agree to submit to the jurisdiction of, and to venue in, such courts. To the extent that each Selling Stockholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the United States or the State of New York or (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, each Selling Stockholder hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.
19.    If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City and County of New York on the business day preceding that on which final judgment is given. The obligation of the Company or any Selling Stockholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and the Selling Stockholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the relevant Selling Stockholder(s), as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.
20.    The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
22.    If any sum payable by a Selling Stockholder that is not a U.S. person for U.S. federal income tax purposes under this Agreement is subject to tax in the hands of an Underwriter or taken into account as a receipt in computing the taxable income of that Underwriter (excluding net income taxes on underwriting commissions payable hereunder), the sum payable by such Selling Stockholder to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such tax. The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless the Underwriters against (to the extent actually paid or payable by the Underwriters) any Stamp Taxes, including any interest and penalties with respect thereto, in connection with the sale and delivery of the Shares by the Selling Stockholder to the Underwriters in the manner contemplated by this Agreement and the Pricing Disclosure Package, the sale and delivery by the Underwriters of such Shares to the initial purchasers thereof as contemplated herein or the execution and delivery of this Agreement. The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless the Underwriters against any losses, damages, costs and expenses (including reasonable fees and disbursements of their legal counsel) which any of the Underwriters may incur or become subject to, arising from or out of any claim or liability resulting from a breach of the representation contained in Section 2(h).
23.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)    As used in this section:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for the Representative plus one for each counsel and the Custodian counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.
Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents that by doing so he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney that authorizes such Attorney-in-Fact to take such action.

Very truly yours,

BitGo Holdings, Inc.

By:
Name:
Title:

The Selling Stockholders named in Schedule II hereto, acting severally

By:
Name:

Title:
As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:
On behalf of each of the Underwriters
listed on Schedule I hereto.

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
[●]
Total

SCHEDULE II

Total Number of Firm Shares to be Sold
The Company.

The Selling Stockholder(s):

[Name of Selling Stockholder](a)

[●]

Total
__________
(a)    This Selling Stockholder is represented by Whalen LLP, 4701 Von Kroman, Ste. 325, Newport Beach, CA 92660 and has appointed Michael Belshe, Jody Mettler and Charles Thompson, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.
(b)    [●]

SCHEDULE III
(a)    Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:
Electronic roadshow dated [●], 2025
(b)    Additional Documents Incorporated by Reference:
[None]
(c)    Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:
The initial public offering price per share for the Shares is $[●]
The number of Shares purchased by the Underwriters is [●]
(d)    Written Testing-the-Waters Communications:
[●]

SCHEDULE IV

Name of Stockholder	Address
[●]
[●]

ANNEX I
FORM OF LOCK-UP AGREEMENT
BitGo Holdings, Inc.
Lock-Up Agreement
[●], 2025
Goldman Sachs & Co. LLC
As Representative of
the several Underwriters listed in
Schedule 1 to the Underwriting
Agreement referred to below
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198
Re: BitGo Holdings, Inc. - Lock-Up Agreement
Ladies and Gentlemen:
The undersigned understands that Goldman Sachs & Co. LLC, as representative (the “Representative”), proposes to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with BitGo Holdings, Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of the Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).
In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, as may be modified by the Earnings-Related Lock-Up Release or Second Earnings-Related Lock-Up Release (each as defined herein), the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of his, her, its or their affiliates to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Class A Common Stock, or any options or warrants to purchase any shares of Class A Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Class A Common Stock (including the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”)) (such shares of Common Stock, options, rights, warrants or other securities, collectively, the “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of his, her, its or their affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.
Notwithstanding the foregoing, the undersigned may:
(a)    transfer the undersigned’s Lock-Up Securities (i) as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes, (ii) upon death by will, testamentary document or the laws of intestate succession, (iii) if the undersigned is a natural person, to any member of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or, if the undersigned is a trust, to a trustor, trustee or beneficiary of the trust or the estate of a beneficiary of such trust, (iv) to a partnership, limited liability company or other entity of which the undersigned or any member of the immediate family of the undersigned is the legal and beneficial owner of all of the outstanding equity securities or similar interests, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above, (vi) if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) (the “Act”) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution, transfer or disposition by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders (or in each case its nominee or custodian), (vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement, (viii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee, (ix) if the undersigned is not an Officer (as defined below) or director of the Company, in connection with a sale of the undersigned’s shares of Common Stock acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the date of the Prospectus, (x) to the Company in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including any transfer to the Company for the payment of exercise price and tax (including estimated tax) and remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion or exchange of convertible or exchangeable securities of the Company or any of its subsidiaries, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan or arrangement, or pursuant to the terms of convertible or exchangeable securities, as applicable, each as described in the Prospectus, provided that any securities received upon such vesting, settlement, exercise or conversion that are not transferred to the Company to cover any such exercise price or tax and remittance obligations shall be subject to the terms of this Lock-Up Agreement, (xi) in connection with the sale or other transfer of the undersigned’s shares of Common Stock , in each case to generate such amount of net proceeds in an aggregate amount up to the amount of taxes (including estimated taxes) that become due as a result of (the vesting, settlement or exercise of restricted stock units or options pursuant to equity awards granted under a stock incentive plan or other equity award plan or arrangement described in the Prospectus, provided that, in each case, any securities received upon such exercise or settlement that are not transferred to cover any such tax obligations shall be subject to the terms of this Lock-Up Agreement, (xii) to the Company in connection with the conversion, exchange or reclassification of any outstanding equity securities of the Company into shares of Common Stock in connection with the consummation of the Public Offering and as described in the Registration Statement and the Prospectus, or any exchange or conversion of shares of Class B Common Stock into shares of Class A Common Stock as described in the Registration Statement and Prospectus and as permitted by the Company’s organizational documents, provided, in each case, that any such shares of Common Stock received upon such conversion, exchange or reclassification shall be subject to the terms of this Lock-Up Agreement, (xiii) to the Company pursuant to arrangements under which the Company has the option to repurchase such shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock or a right of first refusal with respect to such securities and (xiv) with the prior written consent of the Representative on behalf of the Underwriters; provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value, (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a), (iii), (iv), (v), and (vi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D) in the case of clauses (a)(i), (ii), (vii), (viii), (x), (xi), (xii), (xiii) and (xiv) above, if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (1) the circumstances of such transfer or distribution and (2) in the case of a transfer or distribution pursuant to clauses (a)(i) or (vii) above, that the donee, devisee, transferee or distributee, as the case may be, has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;
(b)    enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period (except to the extent otherwise expressly permitted under to this Lock-Up Agreement) and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made regarding the establishment of such plan during the Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate therein that that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period;
(c)    transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement; and
(d)    sell the undersigned’s Lock-Up Securities to be sold by the undersigned pursuant to the terms of the Underwriting Agreement, to the extent applicable.
If the undersigned is an Officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a lock-up agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.
If the undersigned is an officer of the Company within the meaning of Section 16(a) of the Exchange Act or any employee designated as an “Executive Officer” in the Management section of the Prospectus (each, an “Officer”), or director of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representative will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such other method approved by the Representative that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such Officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.
The undersigned now has, and, except as contemplated by clauses (a), (c) and (d) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.
The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any shares of Common Stock, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.
This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) in accordance with the terms thereof prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), (iii) the date on which the Company notifies the Representative, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering and (iv) December 31, 2025, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).
Notwithstanding the provisions of the second paragraph of this Lock-Up Agreement, if (a) the undersigned is an employee of the Company (excluding in all cases any Officer or director of the Company) (an “Employee”) as of the date of the Company’s initial public filing of the Registration Statement (the “Public Filing Date”) who continues to be employed by the Company through the Initial Post-Offering Earnings Release Date (as defined below) and (b) the reported closing price per share of the Class A Common Stock, on the exchange on which the Class A Common Stock is listed, is at least 30% greater than the initial public offering price per share of the Class A Common Stock set forth on the cover page of the Prospectus both (1) on the date that is the first full Trading Day immediately following the Initial Post-Offering Earnings Release Date (such date, the “Pricing Condition Measurement Date”) and (2) for at least five of the 10 consecutive Trading Days ending on the Pricing Condition Measurement Date, then 10% of the aggregate number of vested shares of Common Stock and other securities convertible into or exercisable or exchangeable for Common Stock owned by the undersigned Employee as of the Public Filing Date and vested through the first day of the month in which the Initial Post-Offering Earnings Release Date occurs (the “Measurement Date”), including (A) (i) restricted stock units (“RSUs”) that have satisfied the time and service vesting condition as of the Measurement Date and (ii) vested and exercisable stock options as of the Measurement Date, but excluding any unvested warrants, restricted stock, convertible securities, stock options, RSUs or other equity awards issued by the Company as of the Measurement Date, and (B) such shares and other securities that are held by any trust for the direct or indirect benefit of the undersigned employee or of an immediate family member of the undersigned employee, will be automatically released from the restrictions contained in this Lock-Up Agreement and may be sold in the public market, subject to compliance with applicable securities laws including, without limitation, under the Act, and compliance with the Company’s insider trading policy, beginning at the open of the second Trading Day after the date that the Company publicly announces its earnings for the first completed quarterly period (which, for this purpose, shall not include “flash” numbers or preliminary, partial earnings) following the most recent period for which financial statements are included in the Prospectus (such announcement date, the “Initial Post-Offering Earnings Release Date”).
Notwithstanding the above, if (a) the undersigned is a shareholder of the Company other than an Employee (excluding any Officer) as of the Public Filing Date through the Initial Post-Offering Earnings Release Date (a “Shareholder”) and (b) the reported closing price per share of the Class A Common Stock, on the exchange on which the Class A Common Stock is listed, is at least 30% greater than the initial public offering price per share of Class A Common Stock set forth on the cover page of the Prospectus both (1) on the Pricing Condition Measurement Date and (2) for at least five of the 10 consecutive Trading Days ending on the Pricing Condition Measurement Date, then 5% of the aggregate number of vested shares of Common Stock and other securities convertible into or exercisable or exchangeable for Common Stock owned by the undersigned Shareholder as of the Public Filing Date and vested through the Measurement Date, including (A) (i) RSUs that have satisfied the time and service vesting condition as of the Measurement Date and (ii) vested and exercisable stock options as of the Measurement Date, but excluding any unvested warrants, restricted stock, convertible securities, stock options, RSUs or other equity awards issued by the Company as of the Measurement Date, and (B) such shares and other securities that are held by any trust for the direct or indirect benefit of the undersigned Shareholder or of an immediate family member of the undersigned Shareholder, if applicable, will be automatically released from the restrictions contained in this Lock-Up Agreement and may be sold in the public market, subject to compliance with applicable securities laws including, without limitation, Rule 144 under Act, and compliance with the Company’s insider trading policy, beginning at the open of the second Trading Day after the Initial Post-Offering Earnings Release Date.
In addition, and notwithstanding anything to the contrary herein, the Lock-Up Period shall terminate for the remainder of the undersigned’s Common Stock subject to the restrictions hereunder, on the earlier of (i) the open of trading on the second Trading Day immediately following the date that the Company publicly announces its earnings (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) for the second quarter following the most recent period for which financial statements are included in the Prospectus (such announcement date, the “Second Post-Offering Earnings Release Date”) and (ii) 180 days after the date of the Prospectus.
Notwithstanding anything to the contrary herein, if the undersigned is an Employee, Officer or director of the Company or is otherwise subject to the Company’s insider trading policy, the undersigned hereby acknowledges that the undersigned shall remain subject to the Company’s insider trading policy, including the Company’s regular quarterly “black-out” periods thereunder.
Any release from the restrictions contained in this Lock-Up Agreement in connection with the Initial Post-Offering Earnings Release Date or Second Post-Offering Earnings Release Date, shall be referred to as an “Earnings-Related Lock-Up Release” or “Second Earnings-Related Lock-Up Release,” respectively. The Company shall announce the anticipated date of the Earnings-Related Lock-Up Release or Second Earnings-Related Lock-Up Release through a major news service, or on a Form 8-K, at least one Trading Day in advance of the Earnings-Related Lock-Up Release or Second Earnings-Related Lock-Up Release, as applicable.

For purposes of this Lock-Up Agreement, a “Trading Day” is a day on which the New York Stock Exchange is open for the buying and selling of securities.
The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

IF AN INDIVIDUAL:	IF AN ENTITY:

By:
(duly authorized signature)	(please print complete name of entity)

Name:	By:
(please print full name)	(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)
[Signature Page to Lock-Up Agreement]
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